UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 11, 2003

Maxwell Shoe Company Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-24026	04-2599205
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

101 Sprague Street P.O. Box 37 Hyde Park (Boston), MA	02137-0037
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (617) 364-5090

None

(Former name or former address, if changed since last report)

Item 4.    Changes in Registrant’s Certifying Accountant.

Item 7.    Financial Statements and Exhibits.

SIGNATURES

EXHIBIT INDEX

EXHIBIT 16.1

ITEM 4.    CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a)    Previous Independent Accountant

(i)    Effective August 11, 2003, Maxwell Shoe Company Inc. (the “Company”) dismissed Ernst & Young LLP as its independent accountants.

(ii)    The reports of Ernst & Young LLP on the Company’s consolidated financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

(iii)    The Company’s Audit Committee participated in and approved the decision to change independent accountants.

(iv)    In connection with its audits for the Company’s two most recent fiscal years and through the date hereof, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

(v)    During the Company’s two most recent fiscal years and through the date hereof, there have been no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

(vi)    The Company requested Ernst & Young LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter is attached as Exhibit 16.1 to this Form 8-K.

(b)    New Independent Accountant

The Company has engaged KPMG LLP as its new independent accountants with the engagement commencing as of August 11, 2003. Such engagement was recommended and approved by the Company’s Audit Committee. During the Company’s two most recent fiscal years and through the date hereof, the Company has not consulted with KPMG LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided by KPMG LLP to the Company that KPMG LLP concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(c)    Exhibits:

16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXWELL SHOE COMPANY INC.

Date August 12, 2003	/s/ RICHARD J. BAKOS

Richard J. Bakos Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission regarding change in certifying accountant.

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